UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  August 1, 2013

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 6, 2013, Plantronics, Inc. ("the Company"), a Delaware corporation, issued a press release reporting its results of operations and financial condition for the first quarter of fiscal year 2014 which ended on June 29, 2013, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 as well as Exhibit 99.1, attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 1, 2013, at the Company's Annual Meeting (as defined below), the Company's stockholders approved amendments to the Company's 2003 Stock Plan, as amended and restated (the "Plan") including (1) to increase the number of shares of common stock authorized for issuance under the Plan by 1,000,000, and (2) limit the number of shares that may be awarded annually to the Company's independent directors.
A copy of the Plan is attached hereto and filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's 2013 Annual Meeting of Stockholders (the "Annual Meeting") was held on August 1, 2013. At the Annual Meeting, 41,455,937 shares of common stock of the Company were present in person or by proxy.
At the meeting, the Company's stockholders voted on the following proposals: (1) elect seven directors; (2) approve amendments to the Plan including (i) increase the number of shares reserved for issuance under the Plan by one million (1,000,000), and (ii) limit the number of shares that may be awarded annually to the Company's independent directors; (3) ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2014, and (5) an advisory vote to approve the compensation of the Company's named executive officers.
The results of the voting were as follows:
Proposal No. 1: The following directors were elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes

Marv Tseu	39,172,174	123,329	470,403	1,690,031
Ken Kannappan	39,499,205	66,017	200,684	1,690,031
Brian Dexheimer	39,348,091	118,150	299,665	1,690,031
Robert Hagerty	39,357,719	121,167	287,020	1,690,031
Gregg Hammann	39,354,203	41,159	370,544	1,690,031
John Hart	39,265,839	129,960	370,107	1,690,031
Marshall Mohr	39,399,255	117,131	249,520	1,690,031

Proposal No. 2: The results of the vote to approve amendments to the Company's 2003 Stock Plan were:

For	Against	Abstain	Broker Non-Votes
36,554,781	3,148,156	62,969	1,690,031

Proposal No. 3: The results of the vote on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2014 were:

For	Against	Abstain	Broker Non-Votes
41,035,931	384,710	35,296	—

Proposal No. 4: The results of the advisory vote to approve the compensation of the Company's named executive officers were:

For	Against	Abstain	Broker Non-Votes
37,759,477	1,892,365	114,064	1,690,031

Item 7.01 Regulation FD Disclosure

On August 6, 2013, the Company announced in its press release titled "Plantronics Announces First Quarter Fiscal Year 2014 Results" that its Board of Directors had declared a cash dividend of $0.10 per share of the Company's common stock, payable on September 10, 2013 to stockholders of record at the close of business on August 20, 2013.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Plantronics, Inc. 2003 Stock Plan, Amended and Restated
99.1	Press release issued by Plantronics, Inc. dated August 6, 2013, entitled "Plantronics Announces First Quarter Fiscal Year 2014 Results"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2013	PLANTRONICS, INC.

	By:	/s/ Pamela Strayer
	Name:	Pamela Strayer
	Title:	Senior Vice President and Chief Financial Officer and Acting Interim Chief Executive Officer